SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 22, 2011

RARUS MINERALS INC.

(Exact name of Registrant as specified in its charter)

Nevada	333-168925	27-3015109
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)

2850 W. Horizon Ridge Parkway Suite 200 Henderson, NV 89052 (Address of principal executive offices) Phone: (702) 430-4610 Fax: (702) 430-4501 (Registrant’s Telephone Number)

Copy of all Communications to:

Carrillo Huettel, LLP

3033 Fifth Avenue, Suite 400

San Diego, CA 92103

Phone: 619.546.6100

Fax: 619.546.6060

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

      .  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      .  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      .  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      .  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

RARUS MINERALS INC.

Form 8-K

Current Report

ITEM 1.01

ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On July 22, 2011, Rarus Minerals Inc., a Nevada corporation (the “Company”), entered into a Website & Domain Name Purchase Agreement (the “Agreement”) with Domain Media, LLC, an Arizona limited liability company (“Domain”), pursuant to which the Company shall sell certain websites and domain names to Domain.  In exchange, Domain shall pay two hundred seventy five dollars ($275.00) to the Company, which shall be exchanged as the accrued and unpaid hosting, website management and reporting expenses that the Company owes to Domain from June 1, 2011 through July 22, 2011.

The foregoing summary description of the terms of the Agreement may not contain all information that is of interest to the reader. For further information regarding the terms and conditions of the Agreement, this reference is made to such agreement, which is filed as Exhibit 10.1 hereto and is incorporated herein by this reference.

ITEM 9.01

FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits

Exhibit No.	Description of Exhibit
10.1	Website & Domain Name Purchase Agreement

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RARUS MINERALS INC.
Date: July 27, 2011	By: /s/ Manfred Ruf
Manfred Ruf
Chief Executive Officer, President & Director